UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock — par value $0.01 per share	HUBB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2024, Hubbell Incorporated (the “Company”), held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on the three proposals considered and voted upon at the Annual Meeting, all of which were described in the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 25, 2024 in connection with the Annual Meeting.

PROPOSAL 1 - Election of directors to serve until the annual meeting of shareholders of the Company in 2025 and until their respective successors have been duly elected and qualified:

NOMINEE	AFFIRMATIVE VOTES	WITHHOLD VOTES	BROKER NON-VOTES
Gerben W. Bakker	43,352,255	2,572,208	3,383,690
Carlos M. Cardoso	44,455,857	1,468,606	3,383,690
Debra L. Dial	45,848,724	75,739	3,383,690
Anthony J. Guzzi	42,264,050	3,660,413	3,383,690
Rhett A. Hernandez	45,753,833	170,630	3,383,690
Neal J. Keating	42,684,406	3,240,057	3,383,690
Bonnie C. Lind	44,437,319	1,487,144	3,383,690
John F. Malloy	44,840,416	1,084,047	3,383,690
Jennifer M. Pollino	45,679,512	244,951	3,383,690

PROPOSAL 2 - Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers, as presented in the Company’s 2024 Proxy Statement (“Say-on-Pay”).

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES
43,432,144	2,245,975	246,344	3,383,690

PROPOSAL 3 - The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2024.

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES
44,498,162	4,789,132	20,859	3,383,690

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors and Proposal 2 was adopted, and Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name: Katherine A. Lane
Title: Senior Vice President, General Counsel and Secretary

Date: May 9, 2024